Exhibit 32.1

CERTIFICATION
PURSUANT TO RULE 13A-14 (B) AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. Section 1350 (a) and (b))

          I, Robert Agresti, President and Chief Executive Officer of Summit Global Logistics, Inc. (the “Company”) certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge:

1.

the quarterly report on Form 10-Q of the Company for the three months ended March 31, 2007 (the “Quarterly Report”) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 21, 2007	/s/ Robert Agresti

Robert Agresti President & Chief Executive Officer

I, Paul Shahbazian, Chief Financial Officer of Summit Global Logistics, Inc. (the “Company”) certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

3.

the quarterly report on Form 10-Q of the Company for the three months ended March 31, 2007 (the “Quarterly Report”) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

4.	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 21, 2007	/s/ Paul Shahbazian

Paul Shahbazian Chief Financial Officer